UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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FedFirst Financial Corporation
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Donner at Sixth Street
Monessen, Pennsylvania 15062
(724) 684-6800

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Thursday, May 26, 2011

PLACE	Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania

ITEMS OF BUSINESS	(1)	The election of two directors of the Company for a term of three years;

(2)	The ratification of the appointment of ParenteBeard LLC as independent registered public accountants for the Company for the fiscal year ending December 31, 2011;

(3)	The approval of the FedFirst Financial Corporation 2011 Equity Incentive Plan; and

(4)
Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on April 14, 2011.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy card.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

/s/ Jennifer L. George
Jennifer L. George
Corporate Secretary

April 28, 2011

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

FEDFIRST FINANCIAL CORPORATION

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of FedFirst Financial Corporation to be used at the 2011 annual meeting of stockholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to FedFirst Financial Corporation as “FedFirst Financial,” the “Company,” “we,” “our” or “us.”

FedFirst Financial is the holding company for First Federal Savings Bank.  In this proxy statement, we may also refer to First Federal Savings Bank as “First Federal” or the “Bank.”

We are holding the annual meeting at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 26, 2011 at 10:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 28, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2011.

The Proxy Statement and Annual Report to Stockholders are available electronically at http://www.cfpproxy.com/5812.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of FedFirst Financial common stock that you owned as of the close of business on April 14, 2011.  As of the close of business on April 14, 2011, a total of 2,991,461 shares of FedFirst Financial common stock were outstanding.  Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that in no event will any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of common stock, be entitled, or permitted to any vote in respect of the shares held in excess of the limit. This limitation does not apply to any director or officer acting solely in their capacities as directors and officers, or any employee benefit plans of FedFirst Financial or any subsidiary or a trustee of a plan.

Ownership of Shares; Attending the Meeting

You may own shares of FedFirst Financial in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•
Indirectly in the First Federal Savings Bank Retirement Plan 401(k) Plan, the First Federal Savings Bank Employee Stock Ownership Plan, or the trust that holds restricted stock awards issued to directors and employees under our 2006 Equity Incentive Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of FedFirst Financial common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, stockholders will elect two directors to serve a term of three years.  In voting on the election of directors, you may vote in favor of the nominee or withhold your vote.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the selection of ParenteBeard LLC as our independent registered public accounting firm for 2011, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the proposal to approve the FedFirst Financial Corporation 2011 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting.

Routine and Non-Routine Proposals.  The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and voting instructions have not been received from the beneficial owner. The election of directors and the proposal to approve the FedFirst Financial Corporation 2011 Equity Incentive Plan are considered non-routine matters and the ratification of ParenteBeard LLC as our independent accounting firm for 2011 is considered a routine matter.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accountants, we will not count abstentions and broker non-votes as votes cast on the proposal.  Therefore, abstentions and broker non-votes will have no impact on the outcome of the proposal.

In counting votes on the proposal to approve the FedFirst Financial Corporation 2011 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Effect of Not Casting Your Vote If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement) and in the proposal to approve the FedFirst Financial Corporation 2011 Equity Incentive Plan (Item 3 of this Proxy Statement).  Current regulation restricts the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.  These are referred to as broker non-votes.  Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this Proxy Statement).

Voting by Proxy

The Board of Directors of FedFirst Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of FedFirst Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of FedFirst Financial common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends a vote “FOR” the nominee for director, “FOR” ratification of ParenteBeard LLC as the independent registered public accounting firm and “FOR” the approval of the FedFirst Financial Corporation 2011 Equity Incentive Plan.”

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your FedFirst Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy.  We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the First Federal Savings Bank Retirement Plan (“401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the FedFirst Financial Corporation Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is May 19, 2011.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence

All of our directors are independent under the current listing standards of the Nasdaq Stock Market, except for Mr. O’Brien, who is President and Chief Executive Officer of FedFirst Financial and First Federal Savings Bank, and Mr. Boyer, who is President of Exchange Underwriters, a subsidiary of First Federal Savings Bank.  In determining the independence of its directors, the Board considered transactions, relationships and arrangements between FedFirst Financial and its directors that are not required to be disclosed under the heading “Transactions with Related Persons,” including loans or lines of credit that First Federal Savings Bank has directly or indirectly made to Director John J. LaCarte and the commercial services provided to First Federal Savings Bank by the business operated by Mr. LaCarte. The amounts paid by First Federal Savings Bank for such services are not material to either First Federal Savings Bank or the business of Mr. LaCarte.

Board Leadership Structure

FedFirst Financial currently has a chairman who is independent from the chief executive officer.  The chairman leads the Board and presides at all Board meetings.  The Board supports having an independent director in a board leadership position and has had an independent chairman for many years.  Having an independent chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management.  The chairman also serves as a liaison between the Board and senior management.

Board’s Role in Risk Oversight

As part of its overall responsibility to oversee the management, business and strategy of our company, one of the primary responsibilities of our Board of Directors is to oversee the amounts and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks.  The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment polices; ratification or approval of investments and loans exceeding certain thresholds; and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.  Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full Board the results of their oversight activities.  For example, the Audit Committee is responsible for oversight of the independent auditors and meets directly with the auditors at various times during the course of the year.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including:  the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of February 1, 2011. All members of each committee are independent in accordance with the listing requirements of The Nasdaq Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors.  Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Governance Documents portion of the Investor Relations section of our web site (www.firstfederal-savings.com).

Director	Audit Committee	Nominating/ Corporate Governance Committee	Compensation Committee
R. Carlyn Belczyk	X	X	X
Richard B. Boyer	-	-	-
John M. Kish	X	X	X*
John J. LaCarte	X	X*	X
Patrick G. O’Brien	-	-	-
John M. Swiatek	X	X	X
David L. Wohleber	X*	X	X
Number of Meetings in 2010	4	2	5
*	Denotes Chairperson

Audit Committee

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board of Directors has determined that John J. LaCarte, David L. Wohleber, and R. Carlyn Belczyk  are “audit committee financial experts” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee is responsible for all matters regarding FedFirst Financial’s and First Federal’s employee compensation and benefit programs.  The Compensation Committee reviews all compensation components for the Chief Executive Officer and other highly compensated executive officers’ compensation, including base salary, annual incentive compensation, long-term incentives/equity compensation, and benefits and other perquisites.  The Compensation Committee also reviews the recommendations of the Chief Executive Officer in determining the compensation of other executive officers.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to FedFirst Financial and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board.

Minimum Qualifications. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in FedFirst Financial’s bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any board or committee governing documents.

The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to FedFirst Financial and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of First Federal’s local communities.  The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below.  The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders.  It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on FedFirst Financial’s Board of Directors.  The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders.  To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at our main office:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the stockholder making the recommendation, the name and address, as they appear on our books, of such stockholder; provided, however, that if the stockholder is not a registered holder of FedFirst Financial common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of FedFirst Financial common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at our annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date FedFirst Financial’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Directors’ Compensation

The following table provides the compensation received by individuals who served as non-employee directors of FedFirst Financial and First Federal Savings Bank during the 2010 fiscal year.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
R. Carlyn Belczyk	$22,950	$—	$—	$22,950
Joseph U. Frye(3)	2,100	—	—	2,100
John M. Kish	24,600	—	—	24,600
John J. LaCarte	29,250	—	—	29,250
John M. Swiatek	21,150	—	—	21,150
David L. Wohleber	26,850	—	—	26,850

(1)
At December 31, 2010, the aggregate number of unvested shares of restricted stock held in trust for each of the non-employee directors was as follows, Ms. Belczyk and Mr. Swiatek did not own any unvested restricted stock; Mr. Kish, 473 shares; Mr. LaCarte, 473 shares; and Mr. Wohleber, 1,136 shares.

(2)
At December 31, 2010, Ms. Belczyk and Mr. Swiatek did not own stock options; Mr. Kish and Mr. LaCarte each had 4,735 vested stock options and 1,183 unvested stock options; and Mr. Wohleber had 3,077 vested stock options and 2,840 unvested stock options.

(3)	Mr. Frye retired from the Board of Directors in January 2010.

Cash Retainer and Meeting Fees for Non-Employee Directors. The Chairman of the Board of First Federal Savings Bank receives a monthly fee of $2,300, the Chairman of the Audit Committee receives a monthly fee of $2,100 and the Chairman of the Compensation Committee receives a monthly fee of $1,950.  All other non-employee directors of First Federal Savings Bank receive a monthly fee of $1,800. Non-employee directors receive $300 for each Audit Committee and Compensation Committee meeting attended and $150 for each Nominating/Corporate Governance Committee and special meeting attended.  Directors receive payment for only one committee meeting attended per day, with payment at the rate of the highest committee fee of the committee meeting attended that day.  FedFirst Financial does not pay any fees to its directors.

Director Fee Continuation Agreement. In consideration for continued service with First Federal Savings Bank, we maintain an agreement with John J. LaCarte that provides for a benefit upon retirement, death or in the event Mr. LaCarte terminates his service with the First Federal Savings Bank voluntarily or is terminated by First Federal Savings Bank without cause. Under the terms of the agreement, Mr. LaCarte is entitled to a retirement benefit equal to $100 for each full year of service (including any partial year that a director served in the year of retirement) payable to him, or his beneficiary, in annual installments over a period of ten years. Payments under this agreement commence on the first day of the month following the date Mr. LaCarte retires following his 65th birthday and completion of ten full years of service with First Federal Savings Bank. Mr. LaCarte has currently completed 12 years of service with First Federal Savings Bank. In the event Mr. LaCarte dies while serving on the Board of Directors, First Federal Savings Bank will pay his beneficiary a benefit equal to $100 for each full year of service from the date of first service to the date of death. The death benefit will be made either in a lump sum or in installments at the discretion of First Federal Savings Bank. If Mr. LaCarte voluntarily terminates service with First Federal prior to retirement or is terminated by First Federal without cause, he will receive a severance payment equal to the accrued balance in his liability reserve account multiplied by his vested percentage interest in his benefit under the agreement. The severance payment will be made on an annual basis over a ten-year period. Mr. LaCarte is 100% vested in his benefits under the agreement.

Director Split Dollar Arrangements. We maintain a split dollar life insurance agreement with John J. LaCarte that provides for a cash payment to his designated beneficiary in the event Mr. LaCarte dies while in service with First Federal Savings Bank. Under the terms of the agreement, First Federal Savings Bank is the owner of and pays all the premiums on the life insurance policy under which Mr. LaCarte is insured. This life insurance policy is a single premium policy, the premium for which was paid in full in 1999 when the split dollar arrangement was entered into with Mr. LaCarte. Under Mr. LaCarte’s split-dollar arrangement, if Mr. LaCarte is in service at the time of his death, his designated beneficiary is entitled to an amount equal to the lesser of $25,000, or the total insurance proceeds less the cash value of the policy. If Mr. LaCarte is not in service at the time of his death, his designated beneficiary will receive 100% of his benefit under his split dollar life insurance agreement.

Director Emeritus Program. First Federal Savings Bank maintains a director emeritus program for retired directors.  Under the program, a participating director is eligible to receive compensation and benefits, if any, as determined from time to time by the Board of Directors. In addition, all participating directors are eligible to participate in any plan of the First Federal Savings Bank, or any affiliate, that grants stock-based benefits to non-employee directors.  While serving as a director emeritus, any unvested or un-exercisable stock-based awards held by a director emeritus will continue to vest or become exercisable, subject to the terms and conditions of the grant or plan under which the awards were granted.

Board and Committee Meetings

During the year ended December 31, 2010, the Boards of Directors of the Company and the Bank each held 12 regularly scheduled meetings.  No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2010.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders.  All but one of our directors attended the 2010 annual meeting of stockholders.

Code of Ethics and Business Conduct

FedFirst Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that our directors and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.  A copy of the Code of Ethics and Business Conduct can be found in the Investor Relations section of our website (www.firstfederal-savings.com).

AUDIT RELATED MATTERS

Report of the Audit Committee

Management is responsible for our internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of FedFirst Financial’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America (“GAAP”).  The Audit Committee oversees our internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that FedFirst Financial’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.  The Audit Committee discussed with the independent auditors matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent auditors the auditors’ independence from FedFirst Financial and its management.  In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit.  The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of our consolidated financial statements to GAAP.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that our consolidated financial statements are presented in accordance with GAAP, that the audit of our consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that our independent auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.  The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of our independent auditors.

Audit Committee of the Board of Directors
of FedFirst Financial Corporation

David L. Wohleber (Chairman)
R. Carlyn Belczyk
John M. Kish
John J. LaCarte
John M. Swiatek

Audit Fees

The following table sets forth the fees billed to FedFirst Financial for the fiscal years ended December 31, 2010 and 2009 by its independent registered public accountants:

	2010	2009

Audit fees (1)	$105,418	$106,580
Audit related fees (2)	75,570	20,520
Tax fees (3)	26,779	14,580

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statement/10-K and the review of financial statements included in quarterly reports on Form 10-Q.
(2)	Consists of fees for professional services rendered for the attest services related to the Second Step Conversion of FedFirst Financial and other attest services.
(3)	Consists of fees for professional services rendered for the preparation of income tax returns, tax consulting on Second Step Conversion of FedFirst Financial, tax planning and other tax compliance.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor.  Such approval process ensures that the external auditor does not provide any non-audit services to us that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor.  Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided.

The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended December 31, 2010, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of March 4, 2011 about the persons known to FedFirst Financial to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Stilwell Value Partners IV, L.P., Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value LLC, and Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006	256,373 (2)	8.57%
Third Avenue Management LLC 622 Third Avenue New York, NY 10017	232,032 (3)	7.76%
Ithan Creek Master Investment Partnership (Cayman) II, L.P. and Wellington Hedge Management, LLC c/o Wellington Management Company, LLP 75 State Street Boston, MA 02109	155,288 (4)	5.19%

(1)	Based on 2,991,461 shares of the Company’s common stock outstanding and entitled to vote as of March 4, 2011.
(2)
Based on information contained in a Schedule 13D filed with the Securities and Exchange Commission on September 24, 2010, which indicates that Stilwell Value Partners IV, L.P. Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value LLC, and Joseph Stilwell have shared voting and dispositive power over 256,373 shares.

(3)
Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2011 which indicates that Third Avenue Management LLC have shared voting and dispositive power over 232,032 shares.

(4)
Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2011 which indicates that Ithan Creek Master Investment Partnership (Cayman) II, L.P. and Wellington Hedge Management, LLC have shared voting and dispositive power over 155,288 shares.

The following table provides information as of March 4, 2011 about the shares of FedFirst Financial common stock that may be considered to be beneficially owned by each director, each executive officer named in the summary compensation table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.  All directors and executive officers as a group own 5.9% of the Company’s outstanding shares.  None of the individual directors or executive officers owns more than one percent of the Company’s outstanding shares based on 2,991,461 shares of the Company’s common stock outstanding and entitled to vote as of March 4, 2011.

Name	Common Stock(1)(2)(3)(4)	Options Exercisable Within 60 Days	Total
Directors
R. Carlyn Belczyk	3,236	—	3,236
Richard B. Boyer	13,759	5,682	19,441
John M. Kish	11,966	4,735	16,701
John J. LaCarte	24,425	4,735	29,160
Patrick G. O’Brien	21,603	18,466	40,069
John M. Swiatek	2,500	—	2,500
David L. Wohleber	9,444	3,077	12,521
Named Executive Officer Who Is Not Also A Director
Robert C. Barry, Jr.	9,143	9,470	18,613
All directors and executive officers as a group (13 persons)	120,180	56,767	176,947

(1)
This column includes unvested restricted stock held in trust as part of the 2006 Incentive Plan with respect to which individuals have voting but not investment power as follows: Mr. Boyer—710 shares, Messrs. Kish and LaCarte—473 shares, Mr. O’Brien—3,314 shares, Mr. Wohleber—1,136 shares and Mr. Barry—947 shares. All restricted stock awards vest in five equal annual installments commencing one year from the date of grant, which was July 24, 2007 and August 8, 2008 for Mr. Wohleber’s awards, August 7, 2009 and August 8, 2006 for Mr. O’Brien’s awards and August 8, 2006 for all other awards.

(2)
Includes shares allocated to the account of individuals under the employee stock ownership plan with respect to which individuals have voting but not investment power as follows: Mr. Boyer—2,947 shares Mr. O’Brien—2,087 shares and Mr. Barry—1,664 shares.

(3)	Includes 14,470 shares held by a corporation controlled by Mr. LaCarte.
(4)	Includes 12,021 shares held in trust in the Bank’s 401(k) Plan as follows: Mr. Boyer—2,505 shares and Mr. O’Brien—9,516 shares.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

Our Board of Directors consists of seven members.  The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified are R. Carlyn Belczyk and John J. LaCarte.

Unless you indicate otherwise on the proxy card, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominees.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of R. Carlyn Belczyk and John J. LaCarte.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his current occupation for the last five years.  The age indicated for each individual is as of December 31, 2010.  The indicated period of service as a director includes the period of service as a director of First Federal. Based on their respective experiences, qualifications, attributes and skills set forth below, the Board of Directors determined that each current director and nominee should serve as a director.

Board Nominees for Election of Directors

The following directors are nominees for election for terms ending in 2013:

John J. LaCarte has been the President of Model Cleaners, Uniforms & Apparel LLC since 1992. Age 44. Director since 1998 and Chairman of the Board since 2004.

Mr. LaCarte brings to the Board entrepreneurial and business management experience from successfully managing a business with over 20 locations and 200 employees.  In addition, Mr. LaCarte lives and works in the communities that we serve.

R. Carlyn Belczyk is a Certified Public Accountant and a Shareholder of Guthrie, Belczyk & Associates, P.C. in Washington, Pennsylvania. Ms. Belczyk has been employed by Guthrie, Belczyk & Associates, P.C. since 1993. Age 59. Director since 2009.

Ms. Belczyk brings to the Board experience and skills in public accounting, as well as experience serving small and medium-sized businesses in the southern Pittsburgh area.  In addition, Ms. Belczyk lives and works in the communities that we serve.

Directors Continuing in Office

The following directors have terms ending in 2012:

Patrick G. O’Brien became President and Chief Executive Officer in May 2009. Mr. O’Brien served as Executive Vice President and Chief Operating Officer of FedFirst Financial and First Federal from September 2005 to May 2009. Prior to working with FedFirst Financial, Mr. O’Brien served as Regional President and Senior Lender – Commercial Lending with WesBanco Bank, Inc., Washington, Pennsylvania, from March 2002 to August 2005. Before serving with WesBanco Bank, Mr. O’Brien was Senior Vice President of Commercial Lending with Wheeling National Bank from August 1999 to March 2002, and Vice President and District Manager (Retail Banking) at PNC from 1993 to 1999. Age 49.  Director since 2009.

As President and Chief Executive Officer, Mr. O’Brien brings to the Board knowledge of FedFirst Financial’s operations as well as perspective on its strengths, challenges and opportunities.  Mr. O’Brien also brings his extensive experience in community banking and his familiarity with our market area.

John M. Swiatek is currently the Director of the Sports, Entertainment and Marketing division of GSP Consulting Corporation.  Prior to joining GSP Consulting in 2009, Mr. Swiatek co-founded and served as the President and Managing Partner of the Washington Wild Things, a minor league professional baseball team in Washington, Pennsylvania. Age 53. Director since 2010.

Mr. Swiatek brings to the Board extensive business background in finance, management and marketing.  In addition, Mr. Swiatek brings his familiarity with our market areas and the surrounding area into which we may expand.

The following directors have terms ending in 2013

Richard B. Boyer has been President of Exchange Underwriters, Inc. since 1989. In June 2002, First Federal purchased an 80% interest in Exchange Underwriters, Inc., which had previously been 100% owned by Mr. Boyer. Mr. Boyer has also served as Vice President-Insurance of First Federal since 2003. Age 52. Director since 2002.

As President of our insurance agency subsidiary, Mr. Boyer brings to the Board knowledge of the insurance industry and the operations of Exchange Underwriters, which he has managed for over 20 years.

John M. Kish is a retired banker.  Mr. Kish served as the Chairman and Chief Executive Officer of GA Financial, Inc. and its wholly-owned subsidiary, Great American Federal, from 1996 until May 2004. Age 65. Director since 2005.

Mr. Kish brings to the Board perspective and experience gained as a director and Chief Executive Officer of a financial institution that operated in the Pittsburgh market area.  Mr. Kish also brings his experience as an attorney.

David L. Wohleber is a Certified Public Accountant.  Mr. Wohleber retired from his position as Executive Vice President of Eat’n Park Hospitality Group, Inc. in 2010.  Mr. Wohleber served as Chief Financial Officer of Eat’n Park Hospitality Group, Inc. for over 30 years through 2008.  He joined Eat’n Park in 1977 after serving as a senior audit manager with Price Waterhouse & Co.  Age 67.  Director since 2006.

Mr. Wohleber brings to the Board extensive finance experience as well as a background in public accounting.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed ParenteBeard LLC to be the Company’s independent registered public accounting firm for 2011, subject to ratification by stockholders.  A representative of ParenteBeard LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the firm is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm.

Item 3—Approval of the FedFirst Financial Corporation 2011 Equity Incentive Plan

On February 22, 2011, the Company’s Board of Directors adopted, subject to approval by stockholders at the annual meeting, the FedFirst Financial Corporation 2011 Equity Incentive Plan (the “2011 Plan”).  The 2011 Plan will become effective as of the date of approval by the Company’s stockholders.

The Board of Directors has reserved a total of 204,218 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2011 Plan.  Of these shares, the Company may grant up to 58,348 shares in the form of restricted stock and may grant stock options for up to 145,870 shares.  These figures represent 1.95% and 4.87%, respectively, of the Company’s outstanding common stock following its conversion from the mutual holding company form of organization into a fully public company.  All employees and directors of the Company and its affiliates are eligible to participate in the 2011 Plan.  A summary of the 2011 Plan follows.  This summary is qualified in its entirety by the full text of the 2011 Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2011 Plan

Purpose.  We believe that the 2011 Plan will promote the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards.  The 2011 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock awards, which are subject to restrictions on transferability and forfeiture.

Shares Available for Awards.  Subject to adjustment as provided in the 2011 Plan, the 2011 Plan reserves a total of 204,218 shares of common stock for issuance pursuant to awards granted under the 2011 Plan, of which up to 58,348 shares may be granted in the form of restricted stock awards and up to 145,870 shares may be granted in the form of stock options.

Eligibility. Our officers, employees and non-employee directors are eligible to receive awards under the plan.  However, only officers and employees are eligible to receive incentive stock option grants.  The size of individual awards is limited under the applicable OTS regulation: (i) an individual officer or employee may not receive an award covering in excess of 25% of the number of shares available in each of the restricted stock and stock option share reserves and (ii) an individual non-employee director  may not receive in excess of five percent of the number of shares available in each of the restricted stock and stock option share reserves (subject to an overall limit of 30% in the aggregate for all non-employee directors).

Limitations on Awards.  We may grant stock options for a maximum of 36,467 shares of common stock under the 2011 Plan to any one person during any one calendar year.

Section 162(m) of the Internal Revenue Code.  Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation.  Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the stockholders and the plan states the maximum number of options that may be granted any individual over a specified period of time.  For grants of restricted stock awards to meet the requirements of Section 162(m) of the Code, stockholders must approve the material provision of the plan regarding performance goals under which the awards will vest.  The 2011 Plan contains all of these features and will enable awards under the 2011 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Code, if we so desire.

Administration.  We expect a committee appointed by the Board of Directors, which consists of at least two disinterested directors (the “Committee”), will administer the 2011 Plan.  However, at times, the Board of Directors may administer the 2011 Plan.  The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2011 Plan; and make all other decisions and determinations necessary under the 2011 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order.  The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations.  A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Vesting Requirements.  Under the 2011 Plan, awards may be earned over a specified time period and/or by reference to the attainment of specified performance conditions.  Under applicable OTS rules, awards made under a time-based vesting schedule may vest no more rapidly than at the rate of 20% per year, beginning on the first anniversary of the grant date.  Subject to this regulatory limitation, the Committee may also include performance-based vesting conditions in any award.  The 2011 Plan identifies a variety of industry-specific performance metrics from among which the Committee may choose the vesting conditions applicable to a specific award or portion of an award.

Acceleration Upon Certain Events.  Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse.  The vesting of awards will also accelerate upon a change in control, as defined in the 2011 Plan.

Adjustments.  In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2011 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2011 Plan, without any change in the aggregate purchase price for each award.  If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2011 Plan will be adjusted proportionately and the Committee will adjust the 2011 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits.  No awards have been made with respect to the shares reserved for issuance under the 2011 Plan.  The number of shares that may be awarded to any director, executive officer named in the Summary Compensation Table or any other employee is not determinable at this time because such awards are subject to the discretion of the Committee.

Termination and Amendment

The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2011 Plan.  Stockholders must approve amendments to the 2011 Plan that will materially increase the number of shares of stock issuable under the 2011 Plan, expand the types of awards provided under the 2011 Plan, materially expand the class of participants eligible to participate in the 2011 Plan, materially extend the term of the 2011 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations.  In addition, the Board of Directors or the Committee may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2011 Plan may adversely affect any award previously granted under the 2011 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders.  The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2011 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-statutory Stock Options.  An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2011 Plan.  When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m).  Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.  An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount.  While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  Any future income recognized in the stock will be taxable to the participant at capital gains rates.  However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

The Board of Directors recommends that stockholders vote “FOR” the approval of the FedFirst Financial Corporation 2011 Equity Incentive Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the President and Chief Executive Officer and the two other most highly compensated executive officers of FedFirst Financial who served in such capacities at December 31, 2010. These officers are referred to as the named executive officers in this document.

Name and Principal Position	Year	Salary		Bonus	Stock Awards(1)	Option Awards(2)	All Other Compensation		Total
Patrick G. O’Brien	2010	$187,500		$35,000	$—	$—	$24,988	(3)	$247,488
President and CEO	2009	175,000		20,000	15,500	24,900	23,105		258,505

Robert C. Barry, Jr.	2010	162,250		20,000	—	—	12,705	(4)	194,955
Executive Vice President and Chief Financial Officer	2009	155,179		12,500	—	—	17,945		185,624

Richard B. Boyer	2010	215,918	(5)	—	—	—	92,736	(6)	308,654
Vice President	2009	196,985		—	—	—	80,523		277,508

(1)
These amounts represent the aggregate grant date fair value for outstanding restricted stock awards granted during the year indicated, computed in accordance with FASB ASC Topic 718.  The amounts represented for 2009 were calculated based upon FedFirst Financial’s stock price of $6.55 on the date of grant.  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)
These amounts represent the aggregate grant date fair value for outstanding stock option awards granted during the year indicated, computed in accordance with FASB ASC Topic 718.  For information on the assumptions used to compute the fair value, see note 12 to the notes to the consolidated financial statements.  The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised.  Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.

(3)
Includes $8,300 in employer contributions to 401(k) Plan, $5,820 for value of shares allocated under the employee stock ownership plan, and $10,868 in perquisites which represent cell phone and executive health insurance benefits.

(4)	Includes $7,150 in employer contributions to 401(k) Plan and $5,022 for value of shares allocated under the employee stock ownership plan, and $533 in perquisites.
(5)	Mr. Boyer’s salary, which includes commissions, was paid by Exchange Underwriters, Inc.
(6)
Includes $8,911 in employer contributions to 401(k) Plan, $6,068 for value of shares allocated under the employee stock ownership plan, $65,047 in employer contributions under the Supplemental Retirement Plan, and $12,710 in perquisites which represent automobile and cell phone benefits.

Employment Agreements. FedFirst Financial and First Federal Savings Bank maintain employment agreements with Patrick G. O’Brien and Robert C. Barry (collectively, the “executives”). Exchange Underwriters maintains an employment agreement with Richard B. Boyer. The employment agreements are intended to ensure that FedFirst Financial, First Federal Savings Bank and Exchange Underwriters will be able to maintain a stable and competent management base.

Currently, the term of the employment agreements with Mr. O’Brien and Mr. Barry will expire on September 19, 2012 and September 19, 2011, respectively, unless otherwise extended by the Board of Directors. The agreements provide that the Board of Directors may extend the term of the employment agreements on an annual basis for additional twelve months, unless the executive elects not to extend the term. The employment agreements provide for a current base salary of $190,000 for Mr. O’Brien and $167,500 for Mr. Barry.  In addition to the base salaries, the agreements provide for, among other things, discretionary bonuses, participation in stock benefit plans and other fringe benefits applicable to executive personnel. All reasonable costs and legal fees paid or incurred by the executive in any dispute or question of interpretation relating to the employment agreement will be paid by FedFirst Financial if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that FedFirst Financial and First Federal Savings Bank will indemnify the executives to the fullest extent legally allowable.

The employment agreement between Mr. Boyer and Exchange Underwriters provides Mr. Boyer with a base salary of $167,500 per year, plus 25% of all first-year commissions generated by any salesperson of Exchange Underwriters from sales of new insurance policies and an annual bonus equal to 20% of the year-over-year growth in Exchange Underwriters’ annual audited net income. Mr. Boyer’s compensation may be reviewed by Exchange Underwriters in the event of a material change in his business responsibilities during the term of the agreement. The current term of the agreement is set to expire on September 19, 2012, unless otherwise extended by the Board of Directors. In addition to cash compensation, Mr. Boyer’s agreement provides for health and welfare benefits, including disability and life insurance, on an equivalent basis to senior officers of First Federal Savings Bank and participation in the First Federal Savings Bank employee stock ownership plan and retirement savings plan.

See “Retirement Benefits” and “Other Potential Post-Termination Benefits” for a discussion of the benefits and payments Messrs. O’Brien, Barry and Boyer may receive under their employment agreements upon retirement or termination of employment.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2010.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3)
Patrick G. O’Brien	8/8/06	17,046	4,261	(1)	$21.35	8/8/16	1,420	(1)	$19,539
	8/7/09	1,420	5,682	(2)	6.55	8/7/19	1,894	(2)	26,061

Robert C. Barry, Jr	8/8/06	9,470	2,367	(1)	21.35	8/8/16	947	(1)	13,031

Richard B. Boyer	8/8/06	5,682	1,420	(1)	21.35	8/8/16	710	(1)	9,770

(1)
Remaining unexercisable stock options and unvested stock awards granted on August 8, 2006 will vest in equal annual installments on each anniversary of the grant date up to and including August 8, 2011.

(2)	Stock options and stock awards granted on August 7, 2009 will vest in five equal annual installments commencing on the first anniversary of the grant date.
(3)	Based upon FedFirst Financial’s closing stock price of $13.76 on December 31, 2010.

Retirement Benefits

Supplemental Executive Retirement Plan. First Federal has entered into an executive supplemental retirement arrangement with Mr. Boyer. Under the terms of Mr. Boyer’s agreement, normal retirement age is defined as age 55. If Mr. Boyer remains employed by First Federal until age 55, is terminated without cause (as defined in the agreement), or is terminated for just cause (as defined in the agreement), then, in either event, Mr. Boyer is entitled to receive the balance in his pre-retirement account as of the agreement’s normal retirement age in 15 equal annual installments commencing on the December 31st in the year in which he attains age 55. In addition, Mr. Boyer will be entitled to an annual index retirement benefit payable until his death. If Mr. Boyer terminates employment with First Federal prior to attaining age 55 (other than for just cause), Mr. Boyer will receive an annual benefit based on a formula of years of service and percentage of benefit starting with no benefit for less than one year of service and increasing at a rate of 20% for each year of service with 100% of the benefit earned after five years. If on or before the 20th anniversary of the date of Mr. Boyer’s agreement First Federal ceases to be adequately capitalized, First Federal will immediately pay Mr. Boyer the present value of all of the first 20 annual payments remaining to be made to him.

Split Dollar Arrangement. First Federal has entered into a split dollar life insurance agreement with Mr. Boyer. This agreement provides Mr. Boyer with a cash payment in the event he dies while in service with us. Under the terms of the agreement, we are the owners of and pay all the premiums on the life insurance policy under which Mr. Boyer is insured. Under the agreement, upon Mr. Boyer’s death his designated beneficiary is entitled to $1,000,000 if he dies prior to age 65 and $500,000 if he dies after age 65. First Federal will be entitled to any remaining insurance proceeds. If Mr. Boyer terminates his employment prior to attaining his normal retirement age, his division of the insurance proceeds will be prorated based on his years of service with First Federal.

Other Potential Post-Termination Benefits

Payments Made Upon Termination for Cause.  In the event Mr. O’Brien, Mr. Barry or Mr. Boyer is terminated for cause (as defined in each executive’s employment agreement) the agreements provide that the executive will receive his base salary through the date of his termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided. Under Mr. Boyer’s Supplemental Executive Retirement Plan (“SERP”), if he is terminated for cause, as defined in the SERP, at any time, all benefits under his SERP are forfeited.

Payments Made Upon Termination for Reasons Other Than Cause.  In the event FedFirst Financial or First Federal Savings Bank elects to terminate Mr. O’Brien or Mr. Barry for reasons other than for cause, or if either resigns after specified circumstances that would constitute constructive termination under the employment agreements, the executive (or, if he dies, his beneficiary) would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the his employment agreement.  FedFirst Financial would also continue and/or pay for the executive’s health and dental coverage for the remaining term of the employment agreement.

Mr. Boyer’s employment may be terminated without cause (as defined in his employment agreement) and voluntarily by Mr. Boyer with at least 60 days written notice to Exchange Underwriters. In the event of termination without cause, Mr. Boyer’s employment agreement provides he will be entitled to his base salary at the rate in effect upon his termination and average monthly commissions (as defined in the agreement) for the then-remaining term of the agreement. Mr. Boyer also shall be eligible for group-term life insurance, health and dental insurance, short- and long-term group disability insurance, and to participate in First Federal Savings Bank’s employee stock ownership plan and retirement savings plan for the remainder of the term of the agreement. The agreement also restricts Mr. Boyer’s ability to compete in the market place for a period commencing on the effective date of the agreement and ending two years after the date in which Mr. Boyer ceases to be employed by Exchange Underwriters, unless Mr. Boyer is terminated without cause.

Payments Made Upon Disability.  Under Mr. O’Brien and Mr. Barry’s employment agreements, if either is terminated as the result of disability, the executive would be entitled to monthly disability payments, each in amount equal to two-thirds (2/3) of his weekly rate of base salary in effect as of the date of his termination of employment due to disability.  The disability payments will end on the earlier of: (A) the date he returns to full-time employment at First Federal Savings Bank in the same capacity as he was employed prior to his termination for disability; (B) his death; (C) his attainment of age 65; or (D) the date the then-current term of the agreement would have expired.  All benefits received during active employment would continue to be provided during any period of disability.

Under Mr. Boyer’s employment agreement, if he is terminated for cause as a result of disability, Mr. Boyer would be entitled to monthly disability payments, each in an amount equal to sixty percent (60%) of his monthly rate of base salary in effect as of the date of his termination of employment due to disability and average monthly commissions (as defined in the agreement).  Under the agreement the disability payments will end on the earlier of: (A) the date he returns to full-time employment with Exchange Underwriters in the same capacity as he was employed prior to his termination for disability; (B) his death; (C) his attainment of age 65; or (D) the date the then-current term of the agreement would have expired. All benefits received during active employment would continue to be provided during any period of disability.

Payments Made Upon Death. Upon termination due to death, outstanding stock options granted pursuant to our 2006 Equity Incentive Plan automatically vest and remain exercisable until the earlier of one year from the date of death or the expiration date of the stock options.  Restricted stock awards granted to these officers under the 2006 Equity Incentive Plan also vest in full upon death.

Payments Made Upon a Change in Control.  The employment agreements with Messrs. O’Brien, Barry and Boyer provide that if involuntary termination follows a change in control of FedFirst Financial or First Federal Savings Bank, the executive would be entitled to a severance payment equal to three times his annual base salary, and average yearly commission in the case of Mr. Boyer, in effect at the time of the change in control plus the continuation of health and dental benefits for a period not exceeding the earlier of: (A) three years from the termination date; (B) the executive’s employment with another employer; or (C) the executive’s death.  Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts.  The employment agreements with Messrs. O’Brien, Barry and Boyer provide that if the total value of the benefits provided and payments made to him in connection with a change in control, either under their employment agreement alone or together with other payments and benefits that they have the right to receive from us, exceed three times their respective base amount (“280G Limit”), their severance payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan.  After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control.  The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.  Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

In the event of a change in control of FedFirst Financial outstanding stock options granted pursuant to our 2006 Equity Incentive Plan automatically vest and, if the option holder is terminated other than for cause within 12 months of the change in control, will remain exercisable until the expiration date of the stock options.  Restricted stock awards granted to these officers under the plan also vest in full upon a change in control.  The value of the accelerated options and restricted stock grants count towards the executive’s 280G Limit.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires FedFirst Financial’s executive officers and directors, and persons who own more than 10% of any registered class of FedFirst Financial’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers and directors has complied with applicable reporting requirements for transactions in FedFirst Financial common stock during the year ended December 31, 2010.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by FedFirst Financial to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by First Federal to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  First Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit First Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

From time to time, First Federal makes loans and extensions of credit to its executive officers and directors.  The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Federal, and did not involve more than the normal risk of collectibility or present other unfavorable features.  As of December 31, 2010, all such loans were performing to their original terms.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 15, 2011.  If next year’s annual meeting is held on a date more than 30 calendar days from May 26, 2012, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days prior to the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee at FedFirst Financial Corporation c/o Corporate Secretary, Donner at Sixth Street, Monessen, Pennsylvania 15062 or by leaving a message at (724) 684-6800. Other communications to the Board of Directors and/or individual directors may be made in writing to the Chairman of the Nominating/Corporate Governance Committee or to the intended individual director at FedFirst Financial Corporation c/o Corporate Secretary, at the address listed above or by leaving a message at (724) 684-6800.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of FedFirst Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on April 14, 2011. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2010, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on April 14, 2011 upon written request to Jennifer L. George, Corporate Secretary, FedFirst Financial Corporation, Donner at Sixth Street, Monessen, Pennsylvania 15062.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one Annual Report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

/s/ Jennifer L. George

Monessen, Pennsylvania	Jennifer L. George
April 28, 2011	Corporate Secretary

FEDFIRST FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. John M. Kish, John M. Swiatek and David L. Wohleber each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 26, 2011, at 10:00 a.m., local time, at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as director of the nominees listed (except as marked to the contrary below).

R. Carlyn Belczyk and John J. LaCarte

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of ParenteBeard LLC as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The approval of the FedFirst Financial Corporation 2011 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed.  If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

Date
Signature of Stockholder

Date
Signature of Stockholder

Dear ESOP Participant:

On behalf of the Board of Directors of FedFirst Financial Corporation (the “Company”), I am forwarding you the attached blue vote authorization form provided for the purpose of conveying your voting instructions to MG Trust Co. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of FedFirst Financial Corporation to be held on May 26, 2011.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of FedFirst Financial Corporation and a copy of the Company’s Annual Report to Stockholders.

As a participant in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of April 14, 2011, the record date for the Annual Meeting.   All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 19, 2011.  If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed blue vote authorization form in the postage paid envelope provided.

Sincerely,

/s/ Patrick G. O’Brien

Patrick G. O’Brien
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that MG Trust Co. (the “ESOP Trustee”), is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock under the First Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 26, 2011.

You are to vote my shares as follows:

1.	The election as director of the nominees listed (except as marked to the contrary below).

R. Carlyn Belczyk and John J. LaCarte

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of ParenteBeard LLC as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The approval of the FedFirst Financial Corporation 2011 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 19, 2011.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of FedFirst Financial Corporation (the “Company”), I am forwarding you the attached green vote authorization form provided for the purpose of conveying your voting instructions to MG Trust Co. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of FedFirst Financial Corporation to be held on May 26, 2011.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of FedFirst Financial Corporation and a copy of the Company’s Annual Report to Stockholders.

As a holder of FedFirst Financial Corporation common stock (“Common Stock”) under the First Federal Savings Bank Retirement Plan (the “401(k) Plan”), you are entitled to direct the Trustee how to vote the shares of Common Stock credited to your account as of April 14, 2011, the record date for the Annual Meeting.  If the Trustee does not receive your instructions by May 19, 2011, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the enclosed green vote authorization form in the postage paid envelope provided.

Sincerely,

/s/ Patrick G. O’Brien

Patrick G. O’Brien
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

  I understand that MG Trust Co. (the “Trustee”) is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock credited to me under the First Federal Savings Bank Retirement Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 26, 2011.

You are to vote my shares as follows:

1.	The election as director of the nominees listed (except as marked to the contrary below).

R. Carlyn Belczyk and John J. LaCarte

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of ParenteBeard LLC as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The approval of the FedFirst Financial Corporation 2011 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 19, 2011.

Dear Stock Award Recipient:

On behalf of the Board of Directors of FedFirst Financial Corporation (the “Company”), I am forwarding you the attached yellow vote authorization form provided for the purpose of conveying your voting instructions to MG Trust Co. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of FedFirst Financial Corporation to be held on May 26, 2011.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of FedFirst Financial Corporation and a copy of the Company’s Annual Report to Stockholders.

You are entitled to vote all shares of restricted Company common stock awarded to you under the FedFirst Financial Corporation 2006 Equity Incentive Plan (“Incentive Plan”) that are unvested as of April 14, 2011, the record date for the Annual Meeting.  The Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.  To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached yellow vote authorization form and return it in the enclosed postage-paid envelope no later than May 19, 2011.

Sincerely,

/s/ Patrick G. O’Brien

Patrick G. O’Brien
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that MG Trust Co. (the “Trustee”) is the holder of record and custodian of all unvested restricted shares FedFirst Financial Corporation (the “Company”) common stock awarded to me under the FedFirst Financial Corporation 2006 Equity Incentive Plan (“Incentive Plan”).  Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 26, 2011.

You are to vote my shares as follows:

1.	The election as director of the nominees listed (except as marked to the contrary below).

R. Carlyn Belczyk and John J. LaCarte

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of ParenteBeard LLC as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The approval of the FedFirst Financial Corporation 2011 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 19, 2011.

APPENDIX A

FEDFIRST FINANCIAL CORPORATION
2011 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

The purpose of the FedFirst Financial Corporation 2011 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of FedFirst Financial Corporation (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends.  Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning.  The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)
Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)
Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)
Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (⅔) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means FedFirst Financial Corporation, or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable.  Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature.  The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.  Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

 “Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the FedFirst Financial Corporation 2011 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock.  If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1           EFFECTIVE DATE.  The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2           TERMINATION OF PLAN.  The Plan shall terminate on the tenth anniversary of the Effective Date.  The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4
ADMINISTRATION

4.1           COMMITTEE.  The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors.  It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award.  However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors.  The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes.  To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors.  To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2           ACTION AND INTERPRETATIONS BY THE COMMITTEE.  For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.  Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3           AUTHORITY OF COMMITTEE.  Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)
Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)
Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4           AWARD AGREEMENTS.  Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES.  Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 204,218.

5.2           SHARE COUNTING.  To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3           STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4           LIMITATION ON AWARDS.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 145,870 and the maximum number of Shares that may be delivered pursuant to Awards of Restricted Stock under the Plan is 58,348.

ARTICLE 6
ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7
STOCK OPTIONS

7.1           GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)
Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan.  The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.  The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)
Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2           INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)
Lapse of Option.  Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)
One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment.  Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)
Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)
Ten Percent Owners.  No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)
Expiration of Authority to Grant Incentive Stock Options.  No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)
Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 36,467 Options to any individual in any single calendar year.

ARTICLE 8
RESTRICTED STOCK

8.1           GRANT OF RESTRICTED STOCK.  The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2           ISSUANCE AND RESTRICTIONS.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.  Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3           FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4           DELIVERY OF RESTRICTED STOCK.  Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares.  Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the FedFirst Financial Corporation 2011 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and FedFirst Financial Corporation or its Affiliates.  A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of FedFirst Financial Corporation”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement.  Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5           VOTING RIGHTS.  Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6           DIVIDENDS AND OTHER DISTRIBUTIONS.  During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares.  Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7           PERFORMANCE AWARDS.  Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine.  Performance awards may be in the form of performance shares.  An award of a performance share is a grant of a right to receive shares of Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned.  These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions.  Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing.  Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1           STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2           TERM OF AWARD.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3           LIMITS ON TRANSFER.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate.  No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4           BENEFICIARIES.  Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5           STOCK CERTIFICATES.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded.  The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6           ACCELERATION UPON DEATH OR DISABILITY.  Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse.  Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7           TERMINATION OF EMPLOYMENT.  Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive.  A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate.  To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1           CHANGES IN CAPITAL STRUCTURE.  In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards.  Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.  Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2           ACCELERATED VESTING AND PAYMENT.  Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)
Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)
The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3           ALTERNATIVE AWARDS.  Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)
Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

11.1           AMENDMENT, MODIFICATION AND TERMINATION.  The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2           AWARDS PREVIOUSLY GRANTED.  At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)
Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)
No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.  An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS

12.1           NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS.  No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2           NO SHAREHOLDER RIGHTS.  Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3           WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.  If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option.  With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4           NO RIGHT TO CONTINUED SERVICE.  Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5           UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6           RELATIONSHIP TO OTHER BENEFITS.  No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7           EXPENSES.  The expenses of administering the plan shall be borne by the company and its affiliates.

12.8           TITLES AND HEADINGS.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9           GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10           FRACTIONAL SHARES.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11           GOVERNMENT AND OTHER REGULATIONS.

(a)
Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)
Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.  Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.  The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled.  The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:

(i)
No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)
No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)
The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)
No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

12.12           GOVERNING LAW.  To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Pennsylvania.

12.13           ADDITIONAL PROVISIONS.  Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14           INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15           NO LIMITATIONS ON RIGHTS OF COMPANY.  Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.  The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person.  If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16           SUCCESSORS.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.